Capital and Reserves (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Disclosure of classes of share capital [abstract]
Schedule of share capital issued explanatory
Thousands of Ordinary Shares
June 30, 2022

Issued and paid-in share capital as at the beginning of the period	125,770
Exercise of share options during the period – Share-Based Payment-related	589
Issued not - for cash during the period*	176
Issued and paid-in share capital as at June 30	126,535

Authorized share capital	1,000,000

	Number of Ordinary Shares (thousand)
	2021	2020	2019
Issued and paid-in share capital as at January 1	79,866	19,870	15,447
Issued in reverse merger	-	30,526	-
Exercise of share options during the period – Investor-related	3,010	11,302	2,255
Exercise of share options during the period – Share-Based Payment-related	2,218	294	-
Issued not for cash during the period (1)	12,088	-	-
Issued for cash during the period (2)	28,588	17,874	2,168
Issued and paid-in share capital as at December 31, 2021	125,770	79,866	19,870

Authorized share capital	1,000,000	1,000,000	1,000,000

(1)

In February 2021, the Company completed a purchase of all of the outstanding share capital not yet owned by the Company, of Belgian cultured fat developer Peace of Meat BV. See Note 16 for information regarding the issuance of shares as part of the consideration. As part of the IPO, options and rights previously held by the Company's founders and Series A Investors were issued to 6,359,480 shares.

(2)
On March 12, 2021, the Company completed its Initial Public Offering (IPO) at the Nasdaq of 2,721,271 ADSs, each representing ten ordinary shares of the Company (in total, 27,212,710 ordinary shares), at an offering price of USD 10.30 per ADS, resulting in gross proceeds of USD 28 million and net proceeds of USD 24.7 million. Additionally, the vesting of 1,374,998 investor share rights was triggered by the IPO, and these shares were issued in return for USD 1.25 million following the IPO.